File No. 33-11351
                                                   Rule 497(e)

                 STEIN ROE INVESTMENT TRUST
                   Stein Roe Balanced Fund
               Stein Roe Growth & Income Fund
                  Stein Roe Growth Stock Fund
                Stein Roe Disciplined Stock Fund
               (formerly Stein Roe Special Fund)
               Stein Roe Large Company Focus Fund
                 Stein Roe Special Venture Fund
               Stein Roe Capital Opportunities Fund
                   Stein Roe Midcap Growth Fund
            (formerly Stein Roe Growth Opportunities Fund)

  Supplement to Feb. 1, 1999 Statement of Additional Information
                        ________________


STEIN ROE SPECIAL FUND

     Effective May 6, 1999, the name of Stein Roe Special Fund is changed to Stein Roe Disciplined Stock Fund. The Fund's principal investment strategy is changed to the following:

  Disciplined Stock Fund invests all of its assets in SR&F Disciplined Stock Portfolio as part of a master fund/feeder fund structure. Under normal market circumstances, Disciplined Stock Portfolio will invest primarily in common stocks of midcapitalization companies. The Portfolio may also invest in companies having large-market capitalizations. The Portfolio may invest up to 25 percent of its assets in foreign stocks. The portfolio will be "blend" in nature, meaning that the manager will exercise latitude in investing in the stocks of companies that have "growth" and/or "value" characteristics. The portfolio manager will generally avoid growth stocks with very high relative price/earnings ratios and growth rates. These strategies reflect the Fund's more conservative posture than a fund investing only in growth stocks. In selecting stocks with value characteristics, the portfolio manager will look for companies that are undervalued and are perhaps growing more slowly, but whose valuation may be attractive based on factors such as an improved earnings outlook, increasing free cash flow, new product initiatives or changes in management.


STEIN ROE GROWTH OPPORTUNITIES FUND

     Effective May 6, 1999, the name of Stein Roe Growth
Opportunities Fund is changed to Stein Roe Midcap Growth Fund.
The Fund's principal investment strategy is changed to the following:

  Under normal market conditions, the Fund invests at least 65 percent of its assets in common stocks of midcap companies that the portfolio managers believe have long-term growth potential. The Fund may also invest in small- and large-capitalization companies. The Fund may invest up to 25 percent of its assets in foreign stocks. To select investments for the Fund, the portfolio managers consider midcap companies that show the potential to generate and sustain long-term earnings growth at above-average rates. The portfolio managers select companies based on their view of long-term rather than short-term earnings growth prospects.


STEIN ROE SPECIAL VENTURE FUND

     The Board of Trustees voted on May 4, 1999, to liquidate Stein Roe Special Venture Fund. The Board directed that sales of Special Venture Fund shares be suspended as of the close of business on May 10, 1999, and that the Fund be liquidated on June 28, 1999, or before that time if all shareholders have redeemed their interests in the Fund. In the case of shares held in qualified retirement plans for which Stein Roe does not receive transfer instructions by the liquidation date, Stein Roe will transfer such shares to Stein Roe Cash Reserves Fund.


                  This Supplement is Dated June 8, 1999